Filed Pursuant to Rule 497(a)

File No. 333-275154

Filed Pursuant to Section 24(b)

File No. 811-23913

Rule 482 ad

Figure Partners with Moomoo and Keplr to Expand Global Access to the On-chain Public Equity Network (OPEN)

Figure is expanding investor access to the On-Chain Public Equity Network (OPEN) through new integrations with Moomoo and Keplr, extending the distribution of blockchain-native public equities across both regulated brokerage platforms and self-custody wallets. OPEN allows companies to issue their equity native on blockchain and enables investors worldwide to invest in U.S. public equities while accessing decentralized finance (DeFi) for borrowing against and lending out stock.

Moomoo is the first retail brokerage to integrate with OPEN, allowing investors to trade equities registered on OPEN through a regulated brokerage. Additionally, Keplr enables direct, self-custodied ownership of OPEN-issued equities as the first self-custodied wallet to integrate with OPEN.

“We are thrilled to bring the blockchain revolution to Moomoo customers,” said Neil McDonald, CEO of Moomoo. “This is a natural evolution of our tech-first strategy and we are excited to offer our customers access to Figure’s Democratized Prime for stock borrow and lend.”

Together with the Figure Markets app, these integrations demonstrate how public equities can trade and settle natively on blockchain while remaining accessible through both brokerage and self-custody models. Figure plans on offering its own stock - the first on OPEN - in the coming weeks.

Modernizing public equity market infrastructure

Traditional public equity markets rely on centralized clearing, custodial intermediation, and batch settlement cycles that introduce cost, delay, and operational complexity. OPEN replaces this structure with a blockchain-native registry and real-time settlement framework, enabling T+0 settlement, 24-hour trading and access to DeFi.

By supporting self-settlement on a regulated Alternative Trading System (ATS), OPEN streamlines post-trade processes while remaining aligned with existing securities regulations. This architecture also allows equities issued on OPEN to be accessed across multiple platforms while maintaining a single source of truth for ownership and settlement.

“Replacing broker-gated market access with self-custody wallets is a huge step for the blockchain ecosystem,” said Josh Lee, of Keplr. “We are excited to be spearheading this innovation.”

With over $22 billion in loans originated on public blockchain, Figure has established a track record of modernizing traditional financial markets by using blockchain infrastructure. OPEN extends this approach to public equities.

Expanding access while preserving market integrity

As additional platforms integrate with OPEN, public equities move closer to operating as continuously settling, digitally native instruments rather than assets constrained by legacy infrastructure.

“We are thrilled at how both Moomoo and Keplr are democratizing access to the public equity market,” said Mike Cagney, Figure’s co-founder and Chairman. “We see this as the beginning of an entirely new public equity capital market.”

Companies interested in listing on OPEN or providing investor access should visit www.figure.com/open to start a conversation.

About Figure Technology Solutions, Inc.

Figure Technology Solutions, Inc. (Nasdaq: FIGR) is a Provenance Blockchain-native capital marketplace that seamlessly connects origination, funding, and secondary market activity. More than 200 partners use its loan origination system and capital marketplace. Collectively, Figure and its partners have originated over $19 Billion of home equity to date, among other products, making Figure’s ecosystem the largest non-bank provider of home equity financing. The fastest growing components are Figure Connect, its consumer credit marketplace, and Democratized Prime, Figure’s onchain lend-borrow marketplace. Figure’s ecosystem also includes DART (Digital Asset Registry Technology) a digital lien registry that allows for collateral perfection onchain, and $YLDS, an SEC-registered yield-bearing stablecoin that is issued by a tokenized face-amount certificate company, which is a type of registered investment company.

Figure is the market leader in real-world asset (RWA) tokenization and its most recent securitization received a AAA rating from S&P, the first of its kind for blockchain finance. For more information, visit https://figure.com or follow Figure on LinkedIn.

The On-Chain Public Equity Network (OPEN) includes a variety of services offered by the Figure Group of companies, which include its Alternative Trading System (“Figure ATS”) operated by FINRA/SIPC member Figure Securities, Inc.

Figure Securities, Inc. is a wholly owned subsidiary of Figure Technology Solutions, Inc.

Check the background of this firm on FINRA’s BrokerCheck here: https://brokercheck.finra.org/firm/summary/307093

Figure Technology Solutions, Inc. provides technology, infrastructure, and integration support for certain components of MooMoo and Keplr as described above as a third-party service provider to those entities. Nothing in this release should be construed as Figure offering or soliciting the purchase or sale of any digital asset or providing investment, legal, or tax advice.

About Moomoo

About Keplr

Keplr is a leading self-custodial, open-source multi-chain wallet. Keplr serves over 2 million active users and supports 300+ blockchain networks, including Provenance Blockchain. Keplr empowers users to securely manage their digital assets while maintaining complete ownership and control over their private keys and digital assets.

Keplr operates as a non-custodial wallet solution and does not: execute trades or facilitate trading, provide custody services or liquidity, or sell digital assets. Keplr is not a registered broker-dealer and is not a member of the Securities Investor Protection Corporation (“SIPC”) or the Financial Industry Regulatory Authority (“FINRA”).

Founded in the US, moomoo has expanded its global presence to serve investors across multiple markets, including Singapore, Australia, Japan, Canada, Malaysia, and New Zealand. As a subsidiary of a Nasdaq-listed company, moomoo is trusted by more than 28 million investors worldwide and has earned recognition from leading financial institutions and publications for its innovation and reliability.

For more information, please visit moomoo's official website at **www.moomoo.com**

About Keplr

For more information, visit **https://keplr.app** or follow **Keplr on X**.

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Figure Lending LLC dba Figure 650 S. Tryon Street, 8th Floor, Charlotte, NC 28202. (888) 819-6388. NMLS ID 1717824. For licensing information go to www.nmlsconsumeraccess.org. Equal Opportunity Lender.

For general customer support, call (888) 819-6388 Monday - Friday, 6am - 9pm PT, Saturday - Sunday, 6am - 5pm PT (excluding holidays).

Figure Home Equity Line is available in AK, AL, AR, AZ, CA, CO, CT, DC, DE, FL, GA, IA, ID, IL, IN, KS, KY, LA, MA, MD, ME, MI, MN, MO, MS, MT, NC, ND, NE, NH, NJ, NM, NV, OH, OK, OR, PA, RI, SC, SD, TN, TX, UT, VA, VT, WA, WI, WV, WY.

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This site is not authorized by the New York State Department of Financial Services. No mortgage solicitation activity or loan applications for properties located in the State of New York can be facilitated through this site.

Figure Lending LLC is a wholly-owned subsidiary of Figure Technology Solutions, Inc., a financial technology company.

The Figure Fixed Rate Home Equity Line is an open-end product where the full loan amount (minus the origination fee) will be 100% drawn at the time of origination. The initial amount funded at origination will be based on a fixed rate; however, this product contains an additional draw feature. As the borrower repays the balance on the line, the borrower may make additional draws during the draw period. If the borrower elects to make an additional draw, the interest rate for that draw will be set as of the date of the draw and will be based on an Index, which is the Prime Rate published in the Wall Street Journal for the calendar month preceding the date of the additional draw, plus a fixed margin. **Accordingly, the fixed rate for any additional draw may be higher than the fixed rate for the initial draw.**

The Figure Variable Rate Home Equity Line is an open-end product where the full loan amount (minus the origination fee) will be 100% drawn at the time of origination. The initial amount funded at origination will be based on the selected rate at application and will be based on an Index, which is the Prime Rate published in the Wall Street Journal for the calendar month preceding the date of the initial draw, plus a stated margin; however, the rate and payment will adjust monthly based on the market and the fluctuation of the Index subject to a Rate Cap and Rate Floor. As the borrower repays the balance on the line, the borrower may make additional draws during the draw period. If the borrower elects to make an additional draw, the interest rate for that draw will be set as of the date of the draw and will be based on an Index, which is the Prime Rate published in the Wall Street Journal for the calendar month preceding the date of the additional draw, plus a fixed margin. The index can change at any time and the unpaid balance of all draws are subject to the monthly variable rate. **Accordingly, variable rates are based on the market and may change after account opening.** This product is not available in: MA, VA, MS, IL, WI, VT, DC, OK, TX, NY, CO, WY, WV, SC.

1. For the Figure Home Equity Line, approval may be granted in five minutes but is ultimately subject to verification of income and employment. Five business day funding timeline assumes closing the loan with our remote online notary, and where loan amounts are under $400,000 which would not require an appraisal. Funding timelines may be longer for loans secured by properties located in counties that do not permit recording of e-signatures or that otherwise require an in-person closing, or that require a waiting period prior to closing, or where loan amounts exceed $400,000. In addition, funding timelines may be longer if we cannot readily verify that your property is in at least average condition with no adverse external factors with a property condition report and need to order a desktop appraisal to confirm the value of your property.
2. Home values and price appreciation or depreciation are third-party estimates based on publicly available data and automated valuation models and do not constitute an appraisal of the subject property.
3. Our loan amounts range from a minimum of $15,000 to a maximum of $750,000. For properties located in AK, the minimum loan amount is $25,001 and for properties located in TX, the minimum loan amount is $35,000. Your maximum loan amount may be lower than $750,000, and will ultimately depend on your home value, lien position, credit profile, verified income amount, and equity available at the time of application. We determine home value and resulting equity through independent data sources and automated valuation models or appraisal. Loan amounts above $400,000 are subject to appraisal.
4. You should consult a tax advisor regarding the deductibility of interest and charges to your Figure Home Equity Line.
5. Average credit card rates on ValuePenguin, Average Home Equity rates on Bankrate
6. Available initial APRs range from 6.20% to 14.25%, which includes the payment of a higher origination fee in exchange for a reduced interest rate, which is not available to all applicants or in all states. The lowest APRs are only available to the most qualified applicants, depending on credit profile and the state where the property is located, and those who also select ten year loan terms; APRs will be higher for other applicants and those who select longer loan terms. Your actual rate will depend on many factors such as your credit, combined loan-to-value ratio, loan term, occupancy status, and whether you are eligible for and choose to pay a higher origination fee in exchange for a lower rate. Rates change frequently so your exact APR will depend on the date you apply. Additionally, for the variable rate HELOC, the APR is based on an interest rate index and the credit agreement margin, and an increase or decrease of the index value will cause a corresponding increase or decrease in the variable APR after account opening subject to a rate floor and rate cap, and your monthly payments may increase or decrease as the APR changes. APRs for home equity lines of credit do not include costs other than interest. You will be responsible for an origination fee of up to 4.99% of your initial draw, depending on the state in which your property is located and your credit profile. You may also be responsible for paying the costs of valuation if an AVM is not available for your property ($180), or an appraisal if your loan amount exceeds $400,000 ($500-$2,000, depending on property type, property value, and state), manual notarization if your county doesn't permit eNotary ($350), and recording fees ($0 - $315) and recording taxes, which vary by state and county ($0-$1,400 per one hundred thousand dollars borrowed). Property insurance is required as a condition of the loan and flood insurance may be required if your property is located in a flood zone.